                                                                   EXHIBIT 10.13

                                                               EXECUTION VERSION

                              SEVENTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

            SEVENTH AMENDMENT dated as of January 7, 2005 (this "Amendment") to the LOAN AND SECURITY AGREEMENT dated as of May 31, 2001, as amended by the First Amendment dated as of March 18, 2002, by the Second Amendment dated as of May 15, 2002, by the Third Amendment dated as of May 16, 2003, by the Fourth Amendment dated as of December 31, 2003, by the Fifth Amendment dated as of June 29, 2004 and by the Sixth Amendment dated as of November 18, 2004 (the "Loan Agreement"), between and among, on the one hand, WELLS FARGO FOOTHILL, INC., a California corporation, as the lender ("Lender"), and, on the other hand, METALICO, INC., a Delaware corporation ("Parent"), and each of the Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as "Borrowers").

            WHEREAS, Parent has requested that the Lender amend the Loan Agreement to, among other things, provide an additional term loan in an aggregate principal amount equal to $2,170,000, and the Lender has agreed to such amendments subject to the terms and conditions of this Amendment.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Capitalized Terms. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

            2. Existing Defined Terms in the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended as follows:

            (a) The definition of the term "Interest Period" is hereby amended in its entirety to read as follows:

                  "'Interest Period' means, with respect to each LIBOR Rate Loan, a period commencing on the date of the making of such LIBOR Rate Loan and ending 1, 2, 3, or 6 months thereafter; provided, however, that
      (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended (subject to clauses (c)-(e) below) to the next succeeding Business Day, (b) interest shall accrue at the applicable rate based upon the LIBOR Rate from and including the first day of each Interest Period to, but excluding, the day on which any Interest Period expires, (c) any Interest Period that would end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (d) with respect to an Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period), the Interest Period shall end on the last Business Day of the calendar month that is 1, 2, 3, or 6 months after the date on which the Interest Period began, as applicable, and (e) Borrowers (or Administrative Borrower on behalf thereof) may not elect an Interest Period which will end after the Maturity Date."

            (b) The definition of the term "Term Loan" is hereby amended by deleting the reference to "Section 2.2(c)" therein and substituting a reference to "Section 2.2(d)" therefor.

            3. New Defined Terms. The following defined terms are hereby added, in appropriate alphabetical order, to Section 1.1 of the Loan Agreement:

            (a) The definition of the term "Base Rate Term Loan D Margin" is hereby inserted to read as follows:

            "'Base Rate Term Loan D Margin' means 1.00 percentage points."

            (b) The definition of the term "Term Loan D" is hereby inserted to read as follows:

            "'Term Loan D' has the meaning set forth in Section 2.2(d)."

            (c) The definition of the term "Term Loan D Amount" is hereby inserted to read as follows:

            "'Term Loan D Amount' means $2,170,000."

            (d) The definition of the term "Seventh Amendment Effective Date" is hereby inserted to read as follows:

            "'Seventh Amendment Effective Date' means the date on which all of the conditions precedent to the effectiveness of the Seventh Amendment to the Loan Agreement dated as of January 7, 2005, by and among the Borrowers and the Lender, have been fulfilled or waived."

            4. Term Loans.

            (a) Section 2.2 of the Loan Agreement is hereby amended to insert a new paragraph (d) thereunder to read as follows:

                  "(d) Subject to the terms and conditions of this Agreement, Lender agrees to make, on the Seventh Amendment Effective Date, a term loan (the "Term Loan D" and, together with the Term Loan A, Term Loan B and Term Loan C, each a "Term Loan" and collectively, the "Term Loans") to Borrowers in an amount equal to the Term Loan D Amount. The Term Loan D shall be payable in consecutive monthly installments each in a principal amount equal to 1/60th of the Term Loan D Amount, plus accrued interest on the amount of principal so repaid, on the first day of each month, commencing on February 1, 2005. Borrowers may, at any time, prepay all or a portion of the Term Loan D without penalty or premium. Subject to Section 7.4(a), each prepayment shall be applied against the remaining installments of

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principal due on the Term Loan D in the inverse order of maturity, provided that the prepayment of the Term Loan D resulting from the sale (if any) of the Atlanta Facility shall be applied pro rata against the remaining installments of principal due on the Term Loan D such that the maturity date of the Term Loan D remains unchanged. The outstanding unpaid principal balance of and all accrued and unpaid interest on the Term Loan D shall be due and payable on the earlier of (i) the one year anniversary of the Seventh Amendment Effective Date and (ii) the date of termination of this Agreement, whether by its terms, by prepayment, or by acceleration. All amounts outstanding under the Term Loan D shall constitute Obligations. Any principal amount of the Term Loan D which is repaid or prepaid by Borrowers may not be reborrowed."

            5. Interest Rates. Section 2.6(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "(a) Interest Rates. Except as provided in clause (c) below, all Obligations (except for undrawn Letters of Credit) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof as follows (i) if the relevant Obligation is an Advance that is a LIBOR Rate Loan, at a per annum rate equal to the relevant LIBOR Rate plus the LIBOR Rate Margin, (ii) if the relevant Obligation is a portion of the Term Loan A, at a per annum rate equal to the Base Rate plus the Base Rate Term Loan A Margin, (iii) if the relevant Obligation is a portion of the Term Loan B, at a per annum rate equal to the Base Rate plus the Base Rate Term Loan B Margin,
(iv) if the relevant Obligation is a portion of the Term Loan C, at a rate per annum equal to the Base Rate plus the Base Rate Term Loan C Margin, (v) if the relevant Obligation is a portion of the Term Loan D, at a rate per annum equal to the Base Rate plus the Base Rate Term Loan D Margin and (vi) otherwise, at a per annum rate equal to the Base Rate plus the Base Rate Margin."

            6. Early Termination by Borrowers. The proviso of Section 3.6 of the Loan Agreement is hereby amended by (i) deleting "or" before clause (b) and substituting "," therefor, (ii) deleting "." at the end of clause (b)(ii) and inserting "or" therefor and (iii) adding a new clause "(c)" to read as follows:
"(c) the funds are used to prepay the Term Loan D."

            7. Disposal of Assets. Section 7.4(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "(a) sell the Atlanta Facility, provided that (i) the Net Cash Proceeds from such sale are remitted directly to Lender and applied in the following manner: (A) first, to prepay the entire principal balance of and all accrued and unpaid interest on the Term Loan C; and (B) next, to prepay the outstanding principal balance of the Term Loan D."

            8. Conditions Precedent. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

            (a) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct in all material respects on and as of the

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Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date), and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms, unless any such Event of Default has previously been waived in accordance with Section 15 of the Loan Agreement.

            (b) Closing Fee. Borrowers shall have paid to Lender, in immediately available funds, a fully earned and nonrefundable closing fee equal to $10,000, the payment of which shall be effected by Lender charging such fee to Borrowers' Loan Account on the Amendment Effective Date (the "Payment Date"), provided that, if the Borrowers finance the Birmingham Facility with a mortgage loan provided by Wells Fargo Bank, N.A. within 90 days of the Amendment Effective Date, the Lender shall refund $5,000 of such closing fee by crediting such amount to Borrowers' Loan Account.

            (c) Delivery of Documents. The Lender shall have received on or before the Amendment Effective Date the following, each in form and substance reasonably satisfactory to the Lender and, unless indicated otherwise, dated the Amendment Effective Date:

                        (i) counterparts of this Amendment, duly executed by
            Borrowers and the Lender;

                        (ii) a copy of the resolutions of each Borrower,
            certified as of the Amendment Effective Date by an authorized officer thereof, authorizing (A) the transactions contemplated by the Loan Documents to which such Borrower is or will be a party and
            (B) the execution, delivery and performance by such Borrower of this Amendment, and the performance of the Loan Agreement, as amended;

                        (iii) a certificate of an authorized officer of each
            Borrower certifying the names and true signatures of the representatives of such Borrower authorized to sign this Amendment and the other documents to be executed and delivered by such Borrower in connection herewith, together with evidence of the incumbency of such authorized officers;

                        (iv) certificates of an authorized officer of each
            Borrower certifying either that (A) attached thereto is a complete and correct copy of the Governing Documents of such Borrower or (B) the Governing Documents of such Borrower previously delivered to Lender in connection with the closing of the Loan Agreement remain true and correct and in full force and effect without amendment as of the Amendment Effective Date;

                        (v) an opinion of Arnold S. Graber, Esq., General
            Counsel to the Borrowers, as to such matters as Lender may reasonably request; and

                        (vi) such other agreements, instruments, approvals,
            opinions and other documents as the Lender may reasonably request.

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

            (d) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be reasonably satisfactory to the Lender and its special counsel, and the Lender and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Lender or such special counsel may reasonably request.

            9. Conditions Subsequent. The obligation of the Lender to continue to make Advances and maintain the Term Loans is subject to the fulfillment of each of the conditions subsequent set forth below (the failure by the Borrowers to so perform or cause to be performed constituting an Event of Default):

                        (i) Within 15 days of the Amendment Effective Date, the Lender shall have received a certificate of the appropriate official(s) of the state of organization of each Borrower certifying as to the subsistence and good standing of, and the payment of taxes by, such Borrower in such states.

                        (ii) If the Term Loan D has not been repaid in full by the 90th day subsequent to the Amendment Effective Date, the Lender shall receive, no later than the 90th day subsequent to the Amendment Effective Date,
(A) a Mortgage on the Birmingham Facility in favor of Lender, executed by Metalico Alabama Realty, Inc., an Alabama corporation ("Alabama Realty"), in form and substance satisfactory to Lender, (B) a Title Insurance Policy with respect to the Birmingham Facility, (C) a survey of the Birmingham Facility, in form and substance satisfactory to the Lender, certified to the Lender and to the issuer of the Title Insurance Policy and (D) a Guaranty, in the form attached hereto as Exhibit A, duly executed by Alabama Realty.

            10. Joinder of Alabama Realty. In the event Alabama Realty acquires assets or property in addition to the Birmingham Facility and any underlying lease on the Birmingham Facility, Alabama Realty shall (A) execute a joinder agreement and be joined as a Borrower to the Loan Agreement and as a party to certain other Loan Documents and (B) execute such other documents as reasonably requested by Lender.

            11. Representations and Warranties. Each of the Borrowers represent and warrant as follows:

            (a) Except as previously disclosed in writing to the Lender: (i) the representations and warranties made by such Borrower herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Lender on or prior to the Amendment Effective Date shall be correct and accurate on and as of the Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

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

            (b) Each of the Borrowers (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction where the failure to be so qualified and in good standing reasonably could be expected to cause a Material Adverse Change.

            (c) The execution, delivery and performance by each Borrower of this Amendment, and the performance by each such Borrower of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien or other encumbrance (other than pursuant to any Loan Documents) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

            (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or agency or other regulatory body is required in connection with the due execution, delivery and performance by such Borrower of this Amendment, or for the performance of the Loan Agreement, as amended hereby.

            (e) This Amendment, the Loan Agreement, as amended hereby, and each other Loan Document to which such Borrower is a party is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by equitable principles or by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

            12. Continued Effectiveness of the Loan Agreement, (a) Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.

            (b) Borrowers hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.

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            13. Costs and Expenses. Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Lender (including, without limitation, the reasonable fees and charges of counsel to the Lender) in connection with this Amendment.

            14. Miscellaneous. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

            (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            15. THE BORROWERS AND THE LENDER EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE LENDER GROUP IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

                  [Remainder of this page intentionally left blank]

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                          METALICO, INC.,
                                          a Delaware corporation
                                          METALICO-COLLEGE GROVE, INC.,
                                          a Tennessee corporation
                                          HHP CORPORATION,
                                          a Tennessee corporation
                                          METALICO-EVANS, INC.,
                                          a Georgia corporation
                                          METALICO-GRANITE CITY, INC.,
                                          an Illinois corporation
                                          WEST COAST SHOT, INC.,
                                          a Nevada corporation
                                          METALLICO LYELL ACQUISITIONS, INC.,
                                          a New York corporation
                                          LAKE ERIE RECYCLING CORP.,
                                          a New York corporation
                                          METALICO-HARTFORD, INC.,
                                          a Connecticut corporation
                                          SANTA ROSA LEAD PRODUCTS, INC., a
                                          California corporation
                                          GULF COAST RECYCLING, INC.,
                                          a Florida corporation
                                          METALICO ALUMINUM RECOVERY, INC.,
                                          a New York corporation
                                          BUFFALO HAULING CORP.,
                                          a New York corporation
                                          MAYCO INDUSTRIES, INC.,
                                          an Alabama corporation
                                          SAMUEL FRANK METAL COMPANY, INC.,
                                          a New York corporation

                                          By: /s/ Michael J. Drury
                                              ------------------------------
                                              Name:   Michael J. Drury
                                              Title:  Authorized Representative

Accepted and agreed to
as of the date first above written:

WELLS FARGO FOOTHILL, INC.

By: /s/ Douglas Tindle
    --------------------------
    Name:  Douglas Tindle
    Title: VP

                                    EXHIBIT A

                           FORM OF SUBSIDIARY GUARANTY

            GUARANTY, dated as of _________ ____, 2005, made by METALICO ALABAMA REALTY, INC., an Alabama corporation (the "Guarantor"), in favor of WELLS FARGO FOOTHILL, INC., a California corporation (the "Lender") pursuant to the Loan Agreement referred to below.

                                   WITNESSETH:

            WHEREAS, Metalico, Inc., a Delaware corporation (the "Parent"), each of its subsidiaries signatory thereto (the "Subsidiaries", together with the Parent, each a "Borrower" and collectively the "Borrowers"), and the Lender are parties to a Loan and Security Agreement, dated as of May 31, 2001 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement"); and

            WHEREAS, the Parent directly owns all of the issued and outstanding shares of capital stock of the Guarantor;

            NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lender to make and maintain the Loans pursuant to the Loan Agreement, the Guarantor hereby agrees with the Lender as follows:

            1. Definitions. Reference is hereby made to the Loan Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

            2. Guaranty. The Guarantor hereby, (i) irrevocably, absolutely and unconditionally guarantees the prompt payment by the Borrowers, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts now or hereafter owing in respect of the Advances, the Term Loans and the other Loan Documents, whether for principal, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to a Borrower whether or not a claim for post-filing interest is allowed in such proceeding), fees, commissions, expenses, indemnifications or otherwise (the "Obligations"), and (ii) agree to pay any and all expenses (including counsel fees and expenses) incurred by the Lender in enforcing its rights under this Guaranty.

            3. Guarantor's Obligations Unconditional.

            (a) The Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender. The Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by the Lender to any Collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Loan Agreement and the other Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty,

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irrespective of whether any action is brought against any Borrower or whether any Borrower is joined in any such action. The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from any provision of any Loan Document other than this Guaranty (including the creation or existence of any Obligations in excess of the amount permitted by any lending formulas contained in the Loan Documents or the amount evidenced by the Loan Documents);
(iii) any exchange or release of, or non-perfection of any Lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from any other guaranty, for all or any of the Obligations;
(iv) the existence of any claim, set-off, defense or other right that the Guarantor may have against any Person, including, without limitation, the Lender, or (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower or any other Guarantor in respect of the Obligations or the Guarantor in respect hereof.

            (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until such date on which all of the Obligations and all other expenses to be paid by the Guarantor pursuant hereto shall have been satisfied in full and the Loan Agreement shall have been terminated, and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

            4. Waivers. The Guarantor hereby waives, to the extent permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and notice of the incurrence of any Obligation by the Borrowers; (iii) notice of any actions taken by the Lender, or the Borrowers under any Loan Document or any other agreement or instrument relating thereto; (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving the Guarantor of its obligations hereunder; (v) any right to compel or direct the Lender to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source; (vi) any requirement that the Lender protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any Collateral; and (vii) any other defense available to the Guarantor.

            5. Subrogation. The Guarantor hereby waives and irrevocably agrees that it will not exercise any and all rights which it has or may have at any time or from time to time (whether arising directly or indirectly by operation of law or contract) to assert any claim against any Borrower on account of any payments made under this Guaranty or otherwise, including, without limitation, any and all existing and future rights of subrogation, reimbursement, exoneration, contribution and/or indemnity. If any amount shall be paid to the Guarantors on account of such subrogation rights at any time when all of the Obligations and all such other expenses shall not have been paid in full, such amount shall be held in trust for the benefit of the Lender, shall be segregated from the other funds of the Guarantors and shall forthwith be paid

                                      A - 2
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over to the Lender to be applied in whole or in part by the Lender against the
Obligations, whether matured or unmatured, and all such other expenses in accordance with the terms of the Loan Agreement.

            6. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

            (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation as set forth on the first page hereof; and (ii) has all requisite corporate power and authority to execute, deliver and perform this Guaranty and each other Loan Document to which such Guarantor is a party.

            (b) The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document to which the Guarantor is a party, if any,
(i) have been duly authorized by all necessary corporate action, (ii) do not contravene its charter or by-laws or any applicable law, (iii) do not violate any contractual restriction binding on or otherwise affecting the Guarantor, and
(iv) do not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to any such Loan Document.

            (c) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Loan Documents to which the Guarantor is a party.

            (d) Each of this Guaranty and the other Loan Documents to which the Guarantor is a party is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and general equity principles affecting the enforcement of creditors' rights generally.

            (e) There is no pending or, to the best knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any court or other Governmental Authority or any arbitrator (i) which challenges the validity or enforceability of this Guaranty or any of the other Loan Documents to which the Guarantor is a party, or (ii) in which there is a reasonable possibility of an adverse decision which would materially adversely affect the business, operations or financial condition of the Guarantor.

            (f) The Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrowers, and have no need of, or right to obtain from the Lender, any credit or other information concerning the affairs, financial condition or business of the Borrowers that may come under the control of the Lender.

            7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and

                                      A - 3
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to the fullest extent permitted by law, set-off and apply any and all deposits
(general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit of the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the Lender shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured. The Lender agrees to notify the Guarantor promptly after any such set-off and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

            8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to it at the Parent's address specified in Section 12 of the Loan Agreement; if to the Lender, to it at its address set forth in Section 12 of the Loan Agreement; or, as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or three Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, if transmitted on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, if delivered on a Business Day and, if not, on the next Business Day.

            9. Consent to Jurisdiction; Waiver of Immunities.

            (a) The Guarantor hereby irrevocably submits to the jurisdiction of any New York State or federal court sitting in New York City in any action or proceeding arising out of or relating to this Guaranty, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or federal court. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Guarantor at its address specified in Section 8 hereof. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (b) Nothing in this Section 9 shall affect the right of the Lender to serve legal process in any other manner permitted by law or affect the right of the Lender to bring any action or proceeding against the Guarantor or their property in the courts of any other jurisdictions.

            (c) The Guarantor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty and the other Loan Documents.

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            10. WAIVER OF JURY TRIAL. THE GUARANTOR AND, BY ACCEPTANCE HEREOF,
THE LENDER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY, THE LOAN DOCUMENTS OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

            11. Miscellaneous.

            (a) The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Lender at such address specified by Lender from time to time by notice to the Guarantor.

            (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Lender, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (c) No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other Loan Document against such party or against any other Person.

            (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            (e) This Guaranty shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inures, together with all rights and remedies of the Lender, to the benefit of the Lender and its respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, to the extent permitted by Section 16 of the Loan Agreement, any Lender may assign or otherwise transfer its rights under any other Loan Document, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lender herein or otherwise. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender.

                                      A - 5
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            (f) This Guaranty shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.

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                                      A - 6
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            IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

                                  METALICO ALABAMA REALTY, INC., an Alabama corporation

                                  By:
                                      -------------------------
                                      Name:
                                      Title: